Exhibit 10.17

Agency Appointment Contract

The Principal: (hereinafter referred to as Party A) Tianjin New Highland Science & Technology Development Co.,Ltd.

The Agency : (hereinafter referred to as Party B) Dongying Luda Petrochemical Equipment Co.,Ltd.

Place of Signature: Tianjin City

Date of Signature: June 2, 2008

Party A and Party B as mentioned above sometimes hereinafter referred to collectively as “Parties” or individually as a “Party”

Definition:

“Contract” refers to the Agency Appointment Contract signed on June 2, 2008;

“Units” are to one (a) set of Jet-DrillTM Semi Enclosed Skid Shallow (two thousand meters) Well Unit and one (a) set of Jet-DrillTM Semi Enclosed Skid Deep (three thousand meters) Well Unit.

According to the “Contract Law of the People’s Republic of China” as well as other relevant laws and regulations, on the basis of equality and volition, the Parties agree to reach the following agreement on the drill purchase.

Article 1 Scope of Appointment

Party B agrees to buy one (a) set of Jet-DrillTM Semi Enclosed Skid Shallow (two thousand meters) Well Unit and one (a) set of Jet-DrillTM Semi Enclosed Skid Deep (three thousand meters) Well Unit on behalf of Party A.

Article 2 Requirements Related to Well Units and Its Ancillary Equipment

The basic requirements of Party A’s purchase of one (a) set of Jet-DrillTM Semi Enclosed Skid Shallow (two thousand meters) Well Unit and one (a) set of Jet-DrillTM Semi Enclosed Skid Deep (three thousand meters) Well Unit are:

A.           Unit Model : one (a) set of Jet-DrillTM Semi Enclosed Skid Shallow (two thousand meters) Well Unit; one (a) set of Jet-DrillTM Semi Enclosed Skid Deep (three thousand meters) Well Unit.

B.             Purchasing Quantity: one set of each

CONFIDENTIAL TREATMENT REQUESTED

Article 3 Price Terms

A. One (a) set of Jet-DrillTM Semi Enclosed Skid Shallow (two thousand meters) Well Unit: [xxxx];

B. One (a) set of Jet-DrillTM Semi Enclosed Skid Deep (three thousand meters) Well Unit: [xxxx];

C. Total Price: [xxxx]

Date of Delivery: before December 31, 2008

Place of Delivery: Tianjin City

Cost of Delivery: All cost related to delivery shall be borne by Party B

Article 4  Term of Entrustment:

From June 1, 2008 to January 31, 2009

After the expiration of the aforementioned term, the Parties should sign a separate contract or extend the term in written form in the case that further services are needed.

Article 5 Transfer of Delegation

Party B may not delegate its obligations under this agreement to any third person.

CONFIDENTIAL TREATMENT REQUESTED

Article 6 Payment Terms

Payment will be made on a progressive basis.

A.           Party A shall pay Party B the initial amount of [xxxx], which is forty percent of the total contract price before September 25, 2008;

B.             The second payment, to the amount of [xxxx], which accounts for thirty (30) percent of the contract price, will be made by Party A to Party B before November 10, 2008;

C.             The third payment of [xxxx], which accounts for ten(10) percent of the contract price, will be made by Party A to Party B on the date the purchased Units arrive;

D.            The balance of [xxxx] will be paid to Party B by Party A within five(5) days after verification and acceptance of the purchased Units.

Article 7 Inspection of the Units

Party B shall appoint a representative to inspect the Units upon delivery. The so appointed representative shall sign on the bill of lading after inspection to confirm that all requirements are met. Party B has the obligation to assist Party A in making claims against the supplier in the that any defects in quality are discovered during inspection.

Article 8 Party A’s Rights and Obligations

A.           The right to obtain purchased units purchased by Party B under the Contract;

B.             The right to be informed of the progression of the affairs handled by Party B;

C.             Party A may not enter into private agreements with clients introduced by Party B during the term of service or within three (3) months after the expiration of the term.

D.            Party A shall pay to Party B the contracted price after Party B completes its obligations to Party A.

Article 9 Party B’s Rights and Obligations

A.           The rights to complete the agency services under this Contract and to charge the contracted price.

B.             Party B shall keep Party A informed of all details on the Units in a timely manner so as to protect Party A’s rights, and may not damage Party A’s interests by providing fraudulent information to Party A, withhold information on the actual circumstances of  Party B, or conspire with other parties.

C.             Upon the signing of the Contract, Party B may not charge Party A for any fees not covered in the Contract.

Article 10 Default Liability

A.           Party B shall compensate Party A for any actual losses caused by Party B due to non-performance of the Contract or other illegal activities within the term of entrustment mentioned in Article 3.

B.             Party B will have ownership over the purchase units as well as  sole discretion over the handling of the Units in the case that Party A cannot make full payment for the Units on their arrival date as stipulated in the Contract.

Article 11 Alternation and Termination of the Contract

Any Party who wishes to change the terms and conditions of this contract during the period of its enforcement shall issue a notice in writing to the other Party. The terms and conditions may be changed or a supplementary agreement may be signed with the consent of the other Party within a period agreed upon by both Parties. The altered terms shall be noted accordingly.

Any supplementary agreements or other written documents signed by both Parties during the execution of the Contract shall constitute a part of this Contract with equal effect as this Contract.

Article 12 Dispute Settlement

All disputes arising from the execution of or in connection with the Contract shall be settled through amicable consultation between both Parties or through intercession by a third party. In the case that no settlement can be reached between the two parties, the case under dispute shall be settled by one of the followings (only one method may be chosen):

A.           Submitting the dispute to the Tianjin Arbitration Commission

B.             Taking legal action under applicable laws

Article 13  This Contract is in duplicate, with each Party holding one copy, which enters into effect since being signed/affixed with the seals of both Parties.

Article 14  Once the Contract is signed and affixed with the seals, it is legally binding upon both Parties. In the event that any situation or conditions arise due to unforeseen circumstances not specified in the Contract, the Parties may make amendments and supplements to the Contract upon agreement by both Parties. The aforementioned amendments and supplements shall have the legal force equal to those within the Contract.

Party A (Seal): Tianjin New Highland Science and Technology Development Co.,Ltd.

/s/ Xin Guoqiang

(Name of Legal Representative)

Name: Xin Guoqiang

Party B (Seal): Dongying Luda Petrochemical Equipment Co.,Ltd.

/s/ Miao Zhijun

(Name of Legal Representative)

Name: Miao Zhijun

Supplementary Agreement

Party A: Tianjin New Highland Science & Technology Development Co.,Ltd.

Party B: Dongying Luda Petrochemical Equipment Co.,Ltd.

Party A and Party B as mentioned above sometimes hereinafter referred to collectively as “Parties” or individually as a “Party”

Whereas, the aforementioned parties who are the signatories to the Agency Appointment Contract (hereinafter referred to as Contract) of June 2, 2008, on the basis of mutual accordance through consultation, reach this supplementary agreement on the matching of equipment as well as repair and maintenance services as set forth in the following:

Article 1  Party B shall be responsible for of the matching of equipment to the Extended Coiled Tubing High Pressure Jetting Rig which is purchased by Party B on behalf of Party A in China with fees already covered by the total contract price in accordance with the Contract.

Article 2  Party B agrees to provide free repair and maintenance services to the two(2) sets of units purchased by Party B for 12 months after acceptance and delivery of the units to Party A. Party A shall be responsible for repairs, maintenance and other related expenses beyond the aforementioned period.

Article 3  If Party B continues as Party A’s agent in the purchase of the Extended Coiled Tubing High Pressure Jetting Rig after the Contract is fulfilled, and Party B continues to provide services on the matching of equipment and maintenace, Party B shall bear the responsibility of unit purchases, the matching of equipment and maintenance, acting in accordance to Article 1 & 2 under this Agreement.

Article 4   This Supplementary Agreement is in duplicate with each Party holding one copy.

Article 5  Once the Supplementary Agreement is signed and affixed with seals, it will be legally binding upon both Parties, and have the same legal force with the Contract.

Party A(Seal): Tianjin New Highland Science and Technology Development Co.,Ltd.

Date of Signature: November 18, 2009

Party B(Seal):Dongying Luda Petrochemical Equipment Co.,Ltd.

Date of Signature: November 18, 2009